LOOMIS SAYLES GROWTH FUND

Supplement dated April 1, 2019 to the Prospectus of Loomis Sayles Growth Fund (the “Fund”), dated February 1, 2019, as may be revised or supplemented from time to time.

Effective immediately, the information in the first two paragraphs under the sub-section “Purchase and Sale of Fund Shares” in the “Fund Summary” section is hereby replaced with the following:

In the best interest of current shareholders and in order to preserve the investment team’s ability to efficiently manage future cash flow, Loomis Sayles Growth Fund is currently closed to new investors. Shares of the Fund are available for purchase only by defined contribution and defined benefit plans, by existing shareholders and by clients of registered investment advisers and registered representatives trading through intermediaries where the Fund is already available.

Effective immediately, the information in the fifth paragraph under the sub-section “How to Purchase Shares” in the “Fund Services” section is hereby replaced with the following:

In the best interest of current shareholders and in order to preserve the investment team’s ability to efficiently manage future cash flow, Loomis Sayles Growth Fund is currently closed to new investors. Shares of the Fund are available for purchase only by defined contribution and defined benefit plans, by existing shareholders and by clients of registered investment advisers and registered representatives trading through intermediaries where the Fund is already available